UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2014

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma	73107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement with Starboard Value

On April 3, 2014, LSB Industries, Inc. (the “Company”) entered into an agreement (the “Starboard Agreement”) with Starboard Value LP, and certain of its affiliates (collectively, “Starboard”). Pursuant to the Starboard Agreement, Starboard has agreed to irrevocably withdraw a nomination notice which Starboard had confidentially submitted to the Company in January 2014. Starboard further agrees, among other things, not to nominate or recommend any person for election to the Company’s board of directors (the “Board”) at the 2014 annual meeting or submit any proposal for consideration at the 2014 annual meeting.

Pursuant to the Starboard Agreement, the Company has agreed to (i) nominate each of Messrs. Daniel D. Greenwell and William F. Murdy for election to the Board at the Company’s 2014 annual meeting and (ii) elect Mr. Richard S. Sanders, Jr. to the Board effective as of the date of the 2014 annual meeting to fill a vacancy on the Board as discussed in Item 5.02 below. In addition to any other committee assignments the Board may make, Mr. Greenwell will be appointed to the Audit Committee and Mr. Murdy will be appointed to the Compensation Committee.

In addition, the Company has agreed that Messrs. Greenwell and Murdy will be appointed to a committee of the Board entitled the “Strategic Committee” which the Company will form promptly following the 2014 annual meeting. The responsibilities of the Strategic Committee will be to evaluate certain strategic proposals made to the Company by Starboard and by Engine Capital, L.P. and to make a recommendation to the board regarding these proposals. In addition to Messrs. Greenwell and Murdy, the Strategic Committee will consist of two additional members to be selected by the Board.

For a period lasting until the earlier of 15 business days prior to the Company’s 2015 annual meeting or 135 days prior to the anniversary of the 2014 annual meeting, Starboard has agreed to certain customary standstill provisions, which prohibits Starboard from taking specified actions with respect to the Company and its securities, including, among others: (i) soliciting or participating in the solicitation of proxies, (ii) joining any “Group” or becoming party to any voting arrangement or agreement (iii) seeking or encouraging others to submit nominations for election or removal of directors, (iv) making stockholder proposals or offers with respect to mergers, acquisitions and other combinations or (v) seeking board representation other than as provided in the Starboard Agreement.

The above summary is qualified in its entirety by reference to the full text of the Starboard Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Agreement with Engine Capital and Red Alder

Also on April 3, 2014, the Company entered into an agreement (the “Engine Agreement”) with Engine Capital, L.P., Red Alder, LLC and certain of their respective affiliates (collectively, “Engine”). Pursuant to the Engine Agreement, Engine has agreed to irrevocably withdraw a nomination notice which Engine had submitted to the Company in January 2014. Engine further agrees, among other things, not to nominate or recommend any person for election to the Board at the 2014 annual meeting or submit any proposal for consideration at the 2014 annual meeting.

Pursuant to the Engine Agreement, the Company has made the same agreement with respect to the election of Mr. Sanders to the Board as in the Starboard Agreement.

For a period lasting until the earlier of 15 business days prior to the Company’s 2015 annual meeting or 135 days prior to the anniversary of the 2014 annual meeting, Engine has agreed to certain customary standstill provisions, which prohibits Engine from taking specified actions with respect to the Company and its securities, including, among others: (i) soliciting or participating in the solicitation of proxies, (ii) joining any “Group” or becoming party to any voting arrangement or agreement (iii) seeking or encouraging others to submit nominations for election or removal of directors, (iv) making stockholder proposals or offers with respect to mergers, acquisitions and other combinations or (v) seeking board representation other than as provided in the Engine Agreement.

The above summary is qualified in its entirety by reference to the full text of the Engine Agreement, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In order to reach agreement with Starboard, the Company committed in the Starboard Agreement that (i) it would not nominate Messrs. Donald W. Munson and Ronald V. Perry for reelection to the Board at the 2014 annual meeting and (ii) Mr. Sanders would fill the vacancy created by John A. Shelley’s retirement from the Board, which will be evidenced by a resignation that will be effective no later than the 2014 annual meeting.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On April 3, 2014, the Company issued a press release announcing the execution of the Starboard Agreement and the Engine Agreement, the upcoming retirement of Messrs. Munson, Perry and Shelley and certain other matters. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Agreement by and among the Company and Starboard Value LP, and certain of its affiliates, dated April 3, 2014

99.2	Agreement by and among the Company and Engine Capital, L.P., Red Alder, LLC, and certain of their respective affiliates, dated April 3, 2014

99.3	Press Release, dated April 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2014

LSB INDUSTRIES, INC.

By:	/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President and Chief Financial Officer